THIRD AMENDMENT TO ESCROW AGREEMENT

THIS THIRD AMENDMENT TO ESCROW AGREEMENT (this "Amendment") is made and entered into as of the 5th day of November, 2009, by and among INLAND REAL ESTATE INVESTMENT CORPORATION, a Delaware corporation ("IREIC"); INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation ("IWEST"); IWEST MERGER AGENT, LLC, in its capacity as agent (the "Agent"); and BANK OF AMERICA, N.A. AS SUCCESSOR TO LASALLE BANK, N.A., as escrow agent ("Escrow Agent").

RECITALS:

A.

IREIC, IWEST, the Agent and the Escrow Agent are parties to that certain Escrow Agreement, dated as of November 15, 2007 (the "Escrow Agreement"). Capitalized terms used but not defined in this Amendment, but defined in the Escrow Agreement, shall have the meanings given to them in the Escrow Agreement.

B.

The Escrow Agreement was entered into pursuant to that certain Agreement and Plan of Merger, dated as of August 14, 2007 (the "Merger Agreement"), by and among IWEST, certain acquisition subsidiaries of IWEST, IREIC, the Agent, Inland Western Retail Real Estate Advisory Services, Inc., Inland Southwest Management Corp., Inland Northwest Management Corp. and Inland Western Management Corp.

C.

IREIC, IWEST, Agent and Escrow Agent entered into the First Amendment to Escrow Agreement dated as of November 14, 2008 to eliminate the disbursement of Escrowed Shares on the Initial Disbursement Date.

D.

IREIC, IWEST, the Agent and the Escrow Agent entered into the Second Amendment to Escrow Agreement dated as of April 27, 2009 to amend the date for final disbursement of Escrowed Shares.

E.

IREIC, IWEST, the Agent and the Escrow Agent desire to enter into this Amendment to further amend the date for final disbursement of Escrowed Shares.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Amendment to Escrow Agreement.

Section 4(b) of the Escrow Agreement shall be amended by deleting the first sentence of that Section in its entirety and substituting in lieu thereof the following:

On May 15, 2010 (the “Final Disbursement Date”), Escrow Agent shall disburse to IREIC and the Agent (or as directed by IREIC and the Agent in writing no less than two (2) Business Days prior to the Final Disbursement Date), an amount of Escrowed Shares (the “Final Disbursement Amount”) equal to 100% of (A) the Value of the Escrow as of the Final Disbursement Date less (B) an amount (the “Final Withheld Amount”) equal to the aggregate Damages, if any, then claimed by IWEST pursuant to a proper IWEST Disbursement Request or Final Adjudication received by Escrow Agent, IREIC and the Agent in accordance with Section 4(c) below prior to the Final Disbursement Date (each, an “IWEST Claim”), which claimed Damages have not been disbursed from the Escrow Fund or otherwise paid or satisfied prior to the Final Disbursement Date.

2.

General Provisions.

(a)

Except as amended by this Amendment, the terms and provisions of the Escrow Agreement shall remain in full force and effect.

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(b)

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(c)

This Amendment may be executed and delivered by exchange of facsimile copies showing the signatures of IWEST, the Agent, IREIC and the Escrow Agent, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of IWEST, the Agent, IREIC and Escrow Agent will constitute originally signed copies of the same agreement requiring no further execution.

(d)

This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois applicable to contracts made and performed entirely within the State of Illinois, without giving effect to its conflicts of law provisions.

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IWEST COUNTERPART SIGNATURE PAGE TO

SECOND AMENDMENT TO ESCROW AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

IWEST:

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:

Name:

Its:

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AGENT COUNTERPART SIGNATURE PAGE TO

SECOND AMENDMENT TO ESCROW AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

THE AGENT:

IWEST MERGER AGENT, LLC

By:

Name:

Its:

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IREIC COUNTERPART SIGNATURE PAGE TO SECOND AMENDMENT TO ESCROW AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

IREIC:

INLAND REAL ESTATE INVESTMENT CORPORATION

By:

Name:

Its:

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ESCROW AGENT COUNTERPART SIGNATURE PAGE TO

SECOND AMENDMENT TO ESCROW AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

ESCROW AGENT:

BANK OF AMERICA, N.A.

AS SUCCESSOR TO LASALLE BANK, N.A.

By:

Name:

Its:

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